UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 3, 2010
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 4, 2010, American International Group, Inc. (“AIG”) and International Lease Finance Corporation (the “Company”) issued a press release announcing that Steven F. Udvar-Hazy will retire as a director, Chief Executive Officer and employee of the Company, effective February 5, 2010, and that John L. Plueger, currently President and Chief Operating Officer of the Company, has been named as acting Chief Executive Officer. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     On February 3, 2010, Steven F. Udvar-Hazy notified the Chairman of the Board of the Company that he will retire as a director, Chief Executive Officer and employee of the Company, effective February 5, 2010. The Board of the Company is considering the long-term management of the Company, and John L. Plueger, currently the Company’s President and Chief Operating Officer, has been named the Company’s acting Chief Executive Officer as of that date. Douglas M. Steenland, former president and chief executive officer of Northwest Airlines Corporation, who became the Company’s non-executive chairman in December 2009, will continue as non-executive chairman. Mr. Steenland, who joined the Company’s board in September 2009, is also a member of the AIG board.
     Mr. Plueger has worked at the Company for 23 years and has served as the Company’s President and Chief Operating Officer since 1995. As President and Chief Operating Officer, Mr. Plueger has been responsible for organizing the Company’s worldwide sales and marketing efforts, the relationships with the major airframe and engine manufacturers, and all company support for those activities. Prior to joining the Company, Mr. Plueger was a Certified Public Accountant with Price Waterhouse and also held financial positions with various companies. Mr. Plueger’s professional experience also includes testifying before the United States House of Representatives as an aircraft leasing industry expert witness as well as responding to European Commission formal inquiries concerning aerospace industry related mergers and acquisitions. Mr. Plueger received a Bachelor of Arts degree from UCLA. Mr. Plueger is a certified FAA Airline Transport pilot and instructor.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Description

99.1	Press release issued by American International Group, Inc. and International Lease Finance Corporation, dated February 4, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Alan H. Lund
Alan H. Lund
Vice Chairman and Chief Financial Officer

DATED: February 4, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by American International Group, Inc. and International Lease Finance Corporation, dated February 4, 2010.